EXHIBIT 99.4
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                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



     The undersigned, Ward Kellogg and Kevin M. Sacket hereby jointly certify as follows:

     (a) They are the Chief Executive Officer and the Treasurer, respectively, of Admiralty Bancorp, Inc. (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                         /s/ Ward Kellogg
                                         --------------------------------------
Dated: November 14, 2002                 Ward Kellogg
                                         Chief Executive Officer



                                         /s/  Kevin M. Sacket
                                         --------------------------------------
Dated: November 14, 2002                 Kevin M. Sacket
                                         Treasurer, Principal Financial Officer